UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): December 4, 2007

CLEVELAND BIOLABS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-12465	20-0077155
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

73 High Street, Buffalo, New York 14203
(Address of principal executive offices)

Registrant’s telephone number, including area code: (716) 849-6810

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 4, 2007, the Board of Directors of the Registrant adopted amendments to Article VII of the Amended and Restated By-Laws of the Registrant to establish that shares of the Registrant’s capital stock can be issued and transferred in uncertificated form. A copy of the Second Amended and Restated By-Laws is filed as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference. The Second Amended and Restated By-Laws will enable the Registrant to participate in a Direct Registration System, under which investors can have their securities registered in their names without the issuance of physical certificates. The amendment took effect upon adoption by the Board of Directors of the Registrant.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Exhibit
3.1	Second Amended and Restated By-Laws of the Registrant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEVELAND BIOLABS, INC.

Date: December 5, 2007	By:	/s/ Michael Fonstein
Michael Fonstein
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
3.1	Second Amended and Restated By-Laws of the Registrant